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                                                                      EXHIBIT 23

                         Consent of Independent Auditors

The Board of Directors
Diebold, Incorporated:

We consent to incorporation by reference in the Registration Statement (No.33-32960) on Form S-8 of Diebold, Incorporated of our report included herein dated June 16, 2003.

/s/KPMG LLP
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KPMG LLP

Cleveland, Ohio
June 26, 2003



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